UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2008

THE GREENBRIER COMPANIES, INC.
(Exact name of registrant as specified in its charter)
Commission File No. 1-13146

Oregon	93-0816972
(State of Incorporation)	(I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR	97035
(Address of principal executive offices)	(Zip Code)
(503) 684-7000
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
          On March 28, 2008, The Greenbrier Companies, Inc. (the “Company”) and its subsidiary Gunderson Rail Services, an Oregon limited liability company, completed the previously announced acquisition of substantially all of the operating assets of American Allied Railway Equipment Co., Inc., an Illinois corporation, American Allied Freight Car Co., Inc., an Illinois corporation, and American Allied Equipment Co. — South, L.L.C., a Georgia limited liability company, related to the sellers’ wheel maintenance services and parts reconditioning businesses for approximately $83,000,000 in cash. This Current Report on Form 8-K is filed for precautionary purposes pending further review by the Company as the Company does not believe that the acquisition involved a significant amount of assets under Item 2.01 of Form 8-K.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.
          To the extent the financial statements and additional information required pursuant to Item 9.01(a) of Form 8-K are determined to be required to be filed, they will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K must be filed. This Current Report on Form 8-K is filed for precautionary purposes pending further review by the Company as the Company does not believe that the acquisition involved a significant amount of assets under Item 2.01 of Form 8-K.
(b) Pro Forma Financial Information.
          To the extent the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K is determined to be required to be filed, it will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K must be filed. This Current Report on Form 8-K is filed for precautionary purposes pending further review by the Company as the Company does not believe that the acquisition involved a significant amount of assets under Item 2.01 of Form 8-K.
(d) Exhibits.

Exhibit
Number	Description
2.1	Asset Purchase Agreement dated January 24, 2008 among Gunderson Rail Services LLC, an Oregon limited liability company, and American Allied Railway Equipment Co., Inc., an Illinois corporation, American Allied Freight Car Co., Inc., an Illinois corporation, and American Allied Equipment Co. — South, L.L.C., a Georgia limited liability company, and Jack A. Widmer

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREENBRIER COMPANIES, INC.
Date: April 3, 2008	By:	/s/ Mark J. Rittenbaum
Mark J. Rittenbaum,
Executive Vice President, Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)